UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 24, 2005

WellCare Health Plans, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8725 Henderson Road, Renaissance One, Tampa, Florida		33634
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(813) 290-6200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On March 24, 2005, the Registrant received an executed Amendment to Medicare Managed Care Contract Pursuant to Section 1860D-31 of the Social Security Act for the Operation of a Medicare-Approved Prescription Drug Discount Card between the Centers for Medicare & Medicaid Services and WellCare of Louisiana, Inc., a wholly-owned subsidiary of the Registrant ("WellCare LA"), pursuant to which WellCare LA has been approved to operate a Medicare-approved prescription drug discount card in Louisiana. A copy of the amendment is attached as Exhibit 10.1 to this Current Report.

On March 29, 2005, the Registrant received an executed amendment to Contract Number C-014386 between The State of New York and WellCare of New York, Inc., a wholly-owned subsidiary of the Registrant ("WellCare NY"), pursuant to which WellCare NY’s contract to participate in the State of New York’s Child Health Plus program has been extended through June 30, 2005 and the reimbursement rates to WellCare NY were changed. A copy of the amendment is attached as Exhibit 10.2 to this Current Report.

In the interest of providing interested parties with full access to its federal, state and county contracts, the Registrant has elected to file such contracts with the Securities and Exchange Commission. The Registrant does not believe that its business is substantially dependent on many of these contracts when each is taken individually.

Item 8.01. Other Events.

On March 29, 2005, the Registrant filed a press release announcing its planned expansion into Georgia and additional Medicare counties. A copy of the press release is attached as Exhibit 99.1 to this Current Report.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

10.1 Amendment to Medicare Managed Care Contract Pursuant to Section 1860D-31 of the Social Security Act for the Operation of a Medicare-Approved Prescription Drug Discount Card between the Centers for Medicare & Medicaid Services and WellCare of Louisiana.
10.2 Amendment to Contract Number C-014386 between The State of New York and WellCare of New York, Inc.
99.1 Press release, dated March 29, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WellCare Health Plans, Inc.

March 29, 2005	By:	THADDEUS BEREDAY

Name: THADDEUS BEREDAY
Title: EVP and General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	Amendment to Medicare Managed Care Contract Pursuant to Section 1860D-31 of the Social Security Act for the Operation of a Medicare-Approved Prescription Drug Discount Card between the Centers for Medicare & Medicaid Services and WellCare of Louisiana.
10.2	Amendment to Contract Number C-014386 between The State of New York and WellCare of New York, Inc.
99.1	Press release, dated March 29, 2005.